Exhibit 10.1

[Amylin Pharmaceuticals, Inc. letterhead]

December 21, 2005

Scott Macke	VIA FEDERAL EXPRESS
Senior Product Manager	(IN DUPLICATE)
Mallinckrodt, Inc.
675 McDonnell Boulevard
St. Louis, Missouri 63134

Re:                              First Amendment to Exenatide Manufacturing Agreement dated
October 1, 2003 (the “Agreement”)

Dear Mr. Macke:

We understand that Amylin Pharmaceuticals, Inc. (“Amylin”) and Mallinckrodt, Inc. (“Mallinckrodt”) desire to modify the Agreement between Amylin and Mallinckrodt as stated below for the first time in this amendment letter. Therefore, Amylin and Mallinckrodt agree as follows:

1.                                      The current Section 1.12 is hereby replaced in its entirety with the following:

“Contract Year” variously (as the context requires) means (i) a twelve (12) month period beginning on October 1, 2003 and ending on September 30, 2004 (i.e. the “first Contract Year”), (ii) a fifteen (15) month period beginning on October 1, 2004 and ending on December 31, 2005 (i.e., the “second Contract Year”) and (iii) thereafter, each consecutive twelve (12) month period coinciding with the calendar year, beginning with the calendar year 2006 (i.e. the “third”, “fourth” and all subsequent Contract Years).

All provisions of the Agreement (in particular, but without limitation, Sections 2.3, 2.4 and 7.2) will be read and interpreted in a manner consistent with the amended Section 1.12.

Except as expressly amended above, the terms and conditions of the Agreement will continue in full force and effect in accordance with its terms. The terms and conditions of this amendment letter will be incorporated into and made a part of the Agreement effective as of January 1, 2006.

If the terms and conditions of this amendment letter are acceptable, please have an authorized representative of Mallinckrodt Inc. sign the enclosed duplicate originals of this amendment letter, and return one fully signed amendment letter to me for our records.

Sincerely,

AMYLIN PHARMACEUTICALS, INC.

/s/ Gregg Stetsko

Gregg Stetsko, Ph.D.
Vice President, Operations

Agreed and Accepted:

MALLINCKRODT INC.

By:	/s/ Pat E. Cunningham

Name:	Pat E. Cunningham

Title:	V.P. & G.M. API’s Unit

Date:	January 6, 2006